EXHIBIT 99.2 INTERNET ARCHITECTURE HOLDRS TRUST PROSUPP DATED MARCH 30, 2001

PROSPECTUS SUPPLEMENT
(To Prospectus dated January 26, 2001)

                      [LOGO] INTERNET ARCHITECTURE HOLDRs

                       1,000,000,000 Depositary Receipts
                     Internet Architecture HOLDRS SM Trust

   This prospectus supplement supplements information contained in the prospectus dated January 26, 2001, which updated the original prospectus dated February 23, 2000 relating to the sale of up to 1,000,000,000 depositary receipts by the Internet Architecture HOLDRS SM Trust.

   The share amounts specified in the table on page 11 of the base prospectus shall be replaced with the following:

                                                                   Primary
                                                           Share   Trading
                    Name of Company                Ticker Amounts   Market
      -------------------------------------------  ------ ------- ----------
      3Com Corporation                              COMS       3  Nasdaq NMS
      Adaptec, Inc.                                 ADPT       1  Nasdaq NMS
      Apple Computer, Inc.                          AAPL       2  Nasdaq NMS
      Ciena Corporation                             CIEN       2  Nasdaq NMS
      Cisco Systems, Inc.                           CSCO      26  Nasdaq NMS
      Compaq Computer Corporation                    CPQ      13     NYSE
      Dell Computer Corporation                     DELL      19  Nasdaq NMS
      EMC Corporation(/1/)                           EMC      16     NYSE
      Extreme Networks, Inc.                        EXTR       2  Nasdaq NMS
      Foundry Networks, Inc.                        FDRY       1  Nasdaq NMS
      Gateway, Inc.                                  GTW       2     NYSE
      Hewlett-Packard Company                        HWP      14     NYSE
      International Business Machines Corporation    IBM      13     NYSE
      Juniper Networks, Inc.                        JNPR       2  Nasdaq NMS
      McDATA Corporation                           MCDTA   0.589  Nasdaq NMS
      Network Appliance, Inc.                       NTAP       2  Nasdaq NMS
      Sun Microsystems, Inc.                        SUNW      25  Nasdaq NMS
      Sycamore Networks, Inc.                       SCMR       2  Nasdaq NMS
      Unisys Corporation                             UIS       2     NYSE
      Veritas Software Corporation                  VRTS   0.893  Nasdaq NMS

     -------
     (1) On February 7, 2001, EMC Corporation completed the distribution to its stockholders of shares of McDATA Corporation. As a result of the distribution, 0.037 shares of McDATA were distributed for each share of EMC. There are now 0.589 shares of McDATA included in each round-lot of 100 Internet Architecture HOLDRS. For more information, please see the description of McDATA in Annex A of this prospectus supplement.

   The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

                                                   (continued on following page)

                                    ANNEX A

                           MCDATA CORPORATION (MCDTA)

   McDATA Corporation designs, develops, manufactures and sells switching devices used for enterprise-wide high performance storage area networks. McDATA's products enable enterprises to connect and centrally manage storage and networking devices. McDATA sells its products through systems integrators, as well as original equipment manufacturers and resellers. On February 7, 2001, EMC Corporation completed the distribution of shares of McDATA to its stockholders.

           Closing           Closing           Closing           Closing           Closing          Closing
  1996      Price    1997     Price    1998     Price    1999     Price    2000     Price    2001    Price
---------  ------- --------- ------- --------- ------- --------- ------- --------- ------- -------- -------
January       *    January      *    January      *    January      *    January      *    January     *
February      *    February     *    February     *    February     *    February     *    February  17.88
March         *    March        *    March        *    March        *    March        *    March     18.88
April         *    April        *    April        *    April        *    April        *
May           *    May          *    May          *    May          *    May          *
June          *    June         *    June         *    June         *    June         *
July          *    July         *    July         *    July         *    July         *
August        *    August       *    August       *    August       *    August       *
September     *    September    *    September    *    September    *    September    *
October       *    October      *    October      *    October      *    October      *
November      *    November     *    November     *    November     *    November     *
December      *    December     *    December     *    December     *    December     *

   The closing price on March 30, 2001 was 18.88.



           The date of this prospectus supplement is March 30, 2001.

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